STATEMENT OF ADDITIONAL INFORMATION

UBS PW TAMARACK INTERNATIONAL FUND

1285 Avenue of the Americas
New York, New York 10019
(212) 713-9036
toll-free (800) 486-2608

May 18, 2001
as revised, April 19, 2002

          This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of UBS PW Tamarack International Fund, L.L.C. (the "Fund"), dated May 18, 2001. A copy of the prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.

TABLE OF CONTENTS

Additional Investment Policies
Repurchases and Transfers of Interests
Directors
Code of Ethics
Investment Advisory Services
Conflicts of Interest
Tax Aspects
Erisa Considerations
Brokerage
Independent Auditors and Legal Counsel
Custodian
Summary of LLC Agreement
Other Information
Financial Statements	Page 1 7 10 13 14 15 17 33 35 36 36 36 39 39

ADDITIONAL INVESTMENT POLICIES

          The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the prospectus. Certain additional investment information is set forth below.

Fundamental Policies

          The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund ("Interests"), are listed below. For the purposes of this SAI, "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of securityholders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is the less. The Fund may not:

•	Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the "Investment Company Act").

•	Issue senior securities, except to the extent permitted by Section 18 of the Investment Company Act.

•	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in connection with the disposition of its portfolio securities.

•	Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies or as otherwise permitted under the Investment Company Act.

•	Purchase, hold or deal in real estate, except that it may invest in securities or other instruments that are secured by real estate, or securities of companies that invest or deal in real estate or interests in real estate or are engaged in a real estate business.

•	Invest in commodities or commodity contracts, except that it may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indexes.

•	Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation.

          With respect to these investment restrictions, other than as respects borrowing, and other policies described in this SAI, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

          The types of securities or investment techniques that may be employed by the Fund in accordance with the Investment Company Act, which may give rise to senior securities within the meaning of the Investment Company Act include: short sales, certain options, futures, forward and swap contracts, reverse repurchase agreements, and when-issued or delayed delivery securities.

          The Fund’s investment objective is fundamental and may not be changed without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding voting securities.

Certain Portfolio Securities And Other Operating Policies

Foreign Securities

          General. The Fund will invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts and American Depositary Shares (collectively, "ADRs"), Global Depositary Receipts and Global Depositary Shares ("GDRs") and other forms of depositary receipts. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

          These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

          Foreign securities in which the Fund may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in the prospectus under "Risk Factors--Investments in foreign securities."

          As a general matter, the Fund will not hedge against foreign currency risks, including the risk of changing currency exchange rates, which could reduce the value of certain of the Fund’s foreign currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, the Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. This technique would allow the Fund to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between the Fund’s foreign securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund’s investment objective, such as when UBS PW Tamarack Management, L.L.C. (the "Adviser") anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund’s investment portfolio. See "Additional Investment Policies--Certain Portfolio Securities and Other Operating Policies--Special Investment Techniques."

          European Economic and Monetary Union ("EMU"). For a number of years, certain European countries have been seeking economic unification that, among other things, would reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty on European Union set out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. EMU took effect for the initial EMU participants on January 1, 1999. Certain securities issued in participating EU countries (beginning with government and corporate bonds) were redenominated in the euro, and are listed, trade, and make dividend and other payments only in euros.

          No assurance can be given that EMU will take effect, that all the changes planned for the EU can be successfully implemented or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which would diminish its creditability and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of the participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country’s national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund’s investments in Europe generally or in specific countries participating in EMU. Gains or losses from euro conversion may be taxable to Fund shareholders under foreign or, in certain limited circumstances, U.S. tax laws.

Money Market Instruments

          The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds (the investment in which could result in additional fees being paid by the Fund), or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. The Fund also may invest in these instruments pending allocation of the offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. The Fund does not intend to invest in money market instruments in pursuit of capital appreciation.

Reverse Repurchase Agreements

          Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements are a form of leverage which also may increase the volatility of the Fund’s investment portfolio.

Special Investment Techniques

          The Fund may use a variety of special investment techniques to hedge a portion of its investment portfolio against various risks or other factors that generally affect the values of securities, for cash management and for non-hedging purposes to pursue the Fund’s investment objective. These techniques may involve the use of derivative transactions. The techniques the Fund may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Fund may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that the Fund may suffer losses as a result of its hedging activities. To the extent necessary to comply with SEC staff positions, the Fund will segregate liquid assets in respect of its derivative positions.

          Derivatives. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

          Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance.

          If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

          Options. The Fund may engage in options transactions. The Fund also may invest in so-called "synthetic" options or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. These options also may be illiquid and, in such cases, the Fund may have difficulty closing out its position. It is the position of the SEC staff that over-the-counter options and the securities used to cover them are illiquid. Over-the-counter options purchased and sold by the Fund also may include options on baskets of specific securities.

           The Fund may purchase and sell call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options.

          A covered call option, which is a call option with respect to which the Fund owns the underlying security, that is sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option, which is a put option with respect to which the Fund has segregated cash or liquid securities to fulfill the obligation undertaken, that is sold by the Fund exposes the Fund during the term of the option to a decline in price of the underlying security while depriving the Fund of the opportunity to invest the segregated assets.

          The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on such security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar "closing sale transaction," which involves liquidating the Fund’s position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so.

          Warrants. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

          Swap Agreements. The Fund may enter into equity, interest rate, index and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

          The Fund may purchase cash-settled options on swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms and may be considered to be illiquid.

          Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

          Call And Put Options On Securities Indexes. The Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks that comprise the index. Accordingly, successful use by the Fund of options on stock indexes will be subject to the Adviser’s ability to correctly predict movements in the direction of the stock market generally or segments thereof. This requires different skills and techniques than forecasting changes in the price of individual stocks.

Lending Portfolio Securities

          The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities’ cash collateral. Interest earned may offset, and thus reduce, Fund expenses. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund’s total assets, and, in respect of such transactions, the Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. The Fund does not intend to lend portfolio securities in pursuit of capital appreciation.

When-Issued, Delayed Delivery and Forward Commitment Securities

          To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

          Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

REPURCHASES AND TRANSFERS OF INTERESTS

Repurchases

          Repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion in accordance with the provisions of applicable law. In determining whether the Fund should repurchase Interests or portions thereof from investors pursuant to written tenders, the Fund’s Board will consider the following factors, among others, in making such determination:

•	whether any investors have requested to tender Interests or portions thereof to the Fund;

•	the liquidity of the Fund's assets;

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Interests or portions thereof;

•	the condition of the securities markets; and

•	the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

          The Board will determine that the Fund repurchase Interests or portions thereof from investors pursuant to written tenders only on terms they determine to be fair to the Fund and to all investors or persons holding Interests acquired from investors, as applicable. When the Board determines that the Fund will repurchase Interests in the Fund or portions thereof, notice will be provided to each investor describing the terms thereof, and containing information investors should consider in deciding whether and how to participate in such repurchase opportunity. Investors who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain an estimated net asset value of their Interest in the Fund from the Adviser during such period.

          Repurchases of Interests or portions thereof from investors by the Fund may be made, in the discretion of the Board, in part or in whole for cash or for securities of equivalent value and will be effective after receipt by the Fund of all eligible written tenders of Interests or portions thereof from investors. The amount due to any investor whose interest or portion thereof is repurchased will be equal to the value of the investor’s capital account or portion thereof based on the estimated net asset value of the Fund’s assets as of the effective date of repurchase, after giving effect to all allocations to be made to the investor’s capital account (including the Incentive Allocation) as of such date. Payment of the purchase price pursuant to a tender of Interests will consist of, first, cash and/or securities valued at net asset value in accordance with the LLC Agreement and distributed to tendering investors on a pari passu basis, in an aggregate amount equal to at least 95% of the estimated unaudited net asset value of the Interests tendered, determined as of the expiration date of the tender offer (the "expiration date"). Payment of such amount will be made promptly after the expiration date (the "cash payment"). Generally, payment pursuant to such a tender also will consist of a promissory note that, without approval by the Board, will bear no interest and is not transferable (the "note") entitling the holder thereof to a contingent payment equal to the excess, if any, of (a) the net asset value of the Interests tendered as of the expiration date over (b) the cash payment. The note would be delivered to the tendering investor promptly after the expiration date and would be payable generally no later than 60 days after the end of each fiscal year. The Fund will not impose any charges on a repurchase of Interests or portion of Interests in the Fund.

          The Fund intends to maintain daily a segregated account containing permissible liquid assets in an amount equal to the aggregate amount of the notes. Payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover.

Involuntary Repurchases

           The Fund may repurchase an Interest or portion of an Interest of an investor or any person acquiring an Interest or portion thereof from or through an investor if:

•	such an Interest or portion thereof has been transferred or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of an investor;

•	ownership of such an Interest by an investor or other person will cause the Fund to be in violation of, or require registration of any Interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund, the Adviser or the Directors, or may subject the Fund or any investors to an undue risk of adverse tax or other fiscal consequences;

•	any of the representations and warranties made by an investor in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

•	it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase such an Interest or portion thereof.

          The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund any Interest that it holds in its capacity as an investor. The Adviser also is entitled to withdraw its interests from its Special Advisory Account (as defined herein under "Summary of LLC Agreement--Investor Interests") at the times described under "Management of the Fund--Incentive Allocation" in the Fund’s prospectus.

Transfers of Interests

          No person may become a substituted investor without the written consent of the Board, which consent may be withheld for any reason in the Board’s sole and absolute discretion. Interests may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an investor or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances, generally in connection with a transfer that does not result in a change of beneficial ownership. By way of example, the following transfers will not be deemed to result in a change of beneficial ownership: transfers between investors having the same social security or tax identification number; transfers between spouses; transfers from individual to joint accounts; transfers from self-directed pension plans to IRA rollover accounts; and transfers from an individual to a revocable trust established by that individual. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any investor, or investor’s equity owners in certain circumstances, (i) immediately after the time of purchase, has at least $750,000 under the discretionary investment management of UBS Americas and its affiliates or subsidiaries, (ii) at the time of purchase, has a net worth of more than $1.5 million, or (iii) at the time of purchase, is a Qualified Purchaser, and must be accompanied by a properly completed Investor Certification.

          Any transferee meeting the eligibility requirements that acquires an Interest or portion thereof in the Fund by operation of law as the result of the death, dissolution, bankruptcy or incompetency of an investor or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired and to transfer such Interest in accordance with the terms of the Fund’s Limited Liability Company Agreement (the "LLC Agreement"), but will not be entitled to the other rights of an investor unless and until such transferee becomes a substituted investor as provided in the LLC Agreement. If an investor transfers an Interest or portion thereof with the approval of the Board, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as an investor. Each investor and transferee is required to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the investor eligibility requirements, the Fund reserves the right to repurchase its Interest.

          The LLC Agreement provides that each investor in the Fund has agreed to indemnify and hold harmless the Fund, the Directors, PW Fund Advisor, L.L.C. ("PWFA"), each other investor and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such investor in violation of these provisions or any misrepresentation made by such investor in connection with any such transfer.

DIRECTORS

          The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

          The Directors are not required to contribute to the capital of the Fund or hold Interests in the Fund. A majority of the Directors are not "interested persons" (as defined in the Investment Company Act) of the Fund (collectively, the "Independent Directors") and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

           The identity of the Directors and brief biographical information regarding each Director is set forth below. Each Director who is deemed to be an "interested person" of the Fund, as defined in the Investment Company Act, is indicated by an asterisk.

Name, (Age) and Address During the Past 5 Years	Position(s) Held with Fund	Principal Occupation(s)

*E. Garrett Bewkes, Jr. (75) c/o UBS PaineWebber Inc. 1285 Avenue of the Americas New York, New York 10019	Director	Mr. Bewkes serves as a consultant to UBS PaineWebber Inc. (since May 1999). Prior to November 2000, he was a director of Paine Webber Group, Inc. ("PW Group," formerly the holding company of PaineWebber Incorporated) and, prior to 1996, he was a consultant to PW Group. Prior to 1988, he was Chairman of the Board, President and Chief Executive Officer of American Bakeries Company. Mr. Bewkes is a director of Interstate Bakeries Corporation. Mr. Bewkes also is a director or trustee of 57 other investment companies for which UBS PaineWebber Inc. or its affiliates serves as investment adviser.

Meyer Feldberg (59) c/o Columbia University 101 Uris Hall New York, New York 10027	Director	Mr. Feldberg is Dean and Professor of Management of the Graduate School of Business, Columbia University. Prior to 1989, he was President of the Illinois Institute of Technology. Dean Feldberg is a director of Primedia, Inc. (publishing), Federated Department Stores Inc. (operator of department stores), Select Medical, Inc., and Revlon, Inc. (cosmetics). Dean Feldberg also is a director or trustee of 57 other investment companies for which UBS PaineWebber Inc. or its affiliates serves as investment adviser.

George W. Gowen (72) 666 Third Avenue New York, New York 10017	Director	Mr. Gowen is a partner in the law firm of Dunnington, Bartholow & Miller. Prior to May 1994, he was a partner in the law firm of Fryer, Ross & Gowen. Mr. Gowen also is a director or trustee of 57 other investment companies for which UBS PaineWebber Inc. or its affiliates serves as investment adviser.

M. Cabell Woodward, Jr. (73) c/o UBS PaineWebber Inc. 1285 Avenue of the Americas New York, New York 10019	Director	Mr. Woodward is retired. From July 1985 until retirement in February 1993, Mr. Woodward was vice chairman and chief financial officer of ITT Corporation. Mr. Woodward is a Trustee of 11 other investment companies for which UBS PaineWebber Inc. or one of its affiliates serves as investment adviser.

__________

*           "Interested Person", as defined in the Investment Company Act.

          The Directors serve on the Board for terms of indefinite duration. A Director’s position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days’ prior written notice to the other Directors, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the investors holding not less than two-thirds of the total number of votes eligible to be cast by all investors. The Directors will render assistance to investors on the question of the removal of Directors in the manner required by Section 16(c) of the Investment Company Act. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the investors. The Directors may call a meeting of investors to fill any vacancy in the position of a Director, and must do so within 60 days after any date on which Directors who were elected by the investors cease to constitute a majority of the Directors then serving.

Compensation

Name, and Position with Fund	Aggregate Compensation from the Fund**	Total Compensation from Fund and Fund Complex Paid to Board Members For the Calendar Year Ended December 31, 2001

E. Garrett Bewkes, Jr. Director	N/A	N/A

Meyer Feldberg Director	$12,000	$166,048(41)*

George W. Gowen Director	$12,000	$163,529(41)*

M. Cabell Woodward, Jr. Director	$12,000	$ 78,853(24)*

____________

*	Represents the number of investment companies in the Fund complex, including the Fund, for which the Board member serves.
**	For the fiscal year ended December 31, 2001.

The Independent Directors are each paid an annual retainer of $5,000 and per meeting fees of $500, or $250 in the case of telephonic meetings by the Fund. The other Directors receive no annual or other fees from the Fund. All Directors are reimbursed by the Fund for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund.

Securities Owned

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies

E. Garrett Bewkes, Jr. Meyer Feldberg	$0 $0	Over $100,000 Over $100,000

CODE OF ETHICS

          The Alternative Investment Group of UBS PaineWebber Inc. ("UBS PaineWebber") has adopted a code of ethics under Rule 17j-1 of the Investment Company Act that applies to the Fund, the Adviser and UBS PaineWebber and permits covered personnel, subject to the code, to invest in securities, including securities that may be purchased or held by the Fund. The code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The code is available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

INVESTMENT ADVISORY SERVICES

The Adviser

          The Directors have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund, in each case under the ultimate supervision of and subject to any policies established by the Board, pursuant to an investment advisory agreement entered into between the Fund and the Adviser, dated as of February 14, 2001 ( the "Investment Advisory Agreement").

          The Adviser was formed as a Delaware limited liability company on February 14, 2001 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The offices of the Adviser are located at 1285 Avenue of the Americas, New York, New York 10019, and its telephone number is (800) 486-2608. Before commencement of the Fund’s operations, the Adviser owned 99% of the outstanding Interests in the Fund (thereby controlling the Fund) and was the only person to own of record or beneficially 5% or more of the outstanding Interests in the Fund. The Adviser or its designee maintains the Fund’s accounts, books and other documents required to be maintained under the Investment Company Act at 1285 Avenue of the Americas, New York, New York 10019.

          The Adviser is a joint venture between PWFA and ReachCapital Management, L.L.C. ("ReachCapital"). PWFA is the managing member of the Adviser and oversees the Adviser’s provision of investment advice and day-to-day management to the Fund. ReachCapital provides the Adviser with use of and access to such of its personnel, research and facilities as the Adviser requires to manage the Fund’s investment portfolio, and these individuals have the sole responsibility, subject only to the oversight of the Adviser and the Board, for the investment advisory services provided to the Fund.

          Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Directors, for formulating a continuing investment program for the Fund. The Investment Advisory Agreement was approved by the Fund’s full Board and by the Directors who are not "interested persons" (as defined by the Investment Company Act), of the Fund or the Adviser at a meeting held in person on February 14, 2001, and also was approved on such date by the Fund’s Organizational Member, as defined in the LLC Agreement. The Investment Advisory Agreement is terminable without penalty, on 60 days’ prior written notice by the Fund’s Board, by vote of a majority (as defined in the Investment Company Act) of the outstanding voting securities of the Fund, or by the Adviser. The initial term of the Investment Advisory Agreement expires two years after the Fund commences investment operations. However, the Investment Advisory Agreement may be continued in effect from year to year thereafter if its continuance is approved annually by either the Fund’s Board or the vote of a majority (as defined by the Investment Company Act) of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Directors who are not "interested persons" of the Fund or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its "assignment" (as defined in the Investment Company Act).

          The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, or any director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

CONFLICTS OF INTEREST

PWFA

          PWFA and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (collectively, "PWFA Clients"). The Fund has no interest in these activities. PWFA and its officers or employees who assist PWFA in its oversight of the Adviser will be engaged in substantial activities other than on behalf of the Adviser and may have conflicts of interest in allocating their time and activity between the Adviser and PWFA Clients. PWFA and its officers and employees will devote so much of their time to the affairs of the Adviser as in their judgment is necessary and appropriate.

          UBS PaineWebber or its affiliates may provide brokerage and other services from time to time to one or more accounts or entities managed by ReachCapital or one of its affiliates.

          UBS PaineWebber and its affiliates, in the ordinary course of their business, have in the past and may in the future, have other business relationships giving rise to compensation, such as underwriting, market-making or investment banking relationships, with ReachCapital and others involved with ReachCapital, or with parties adverse to ReachCapital.

ReachCapital

          ReachCapital and certain of the investment professionals who are principals of or employed by ReachCapital or its affiliates (collectively with ReachCapital, the "ReachCapital Managers") carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts ("ReachCapital Accounts"). The Fund has no interest in these activities. As a result of the foregoing, ReachCapital and the investment professionals who, on behalf of the Adviser, will manage the Fund’s investment portfolio will be engaged in substantial activities other than on behalf of the Adviser, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the ReachCapital Accounts. Such persons will devote only so much time to the affairs of the Adviser as in their judgment is necessary and appropriate.

          ReachCapital and its affiliates may engage in certain research activities through which, and its representatives may sit on the boards of certain companies, as a result of which, the Adviser may acquire confidential or material non-public information with respect to certain companies. As a result, the Adviser may be restricted from engaging in transactions involving those company’s securities on behalf of the Fund.

Participation in Investment Opportunities

          The Adviser expects to employ an investment program for the Fund that is substantially similar to the investment program employed by the ReachCapital Managers for some of the ReachCapital Accounts. Accordingly, as a general matter, the Adviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration for investment by the ReachCapital Managers for the ReachCapital Accounts. There may be, however, circumstances under which the ReachCapital Managers will cause one or more ReachCapital Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the ReachCapital Managers will consider participation by the ReachCapital Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

          The Adviser will evaluate for the Fund, and it is anticipated that the ReachCapital Managers will evaluate for each ReachCapital Account, a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or an ReachCapital Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the ReachCapital Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the ReachCapital Accounts may differ considerably from time to time. In addition, the fees and expenses of the Fund will differ from those of the ReachCapital Accounts. Accordingly, prospective investors should note that the future performance of the Fund and the ReachCapital Accounts will vary.

          When the Adviser and the ReachCapital Managers determine that it would be appropriate for the Fund and one or more ReachCapital Accounts to participate in an investment opportunity at the same time, they will attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the ReachCapital Accounts, in all trades. However, no participating entity or account will receive preferential treatment over any other and the ReachCapital Managers will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

          Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the ReachCapital Managers for the ReachCapital Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions on the combined size of positions that may be taken for the Fund and the ReachCapital Accounts, thereby limiting the size of the Fund’s position; (2) the difficulty of liquidating an investment for the Fund and the ReachCapital Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a "joint transaction" (as defined in the Investment Company Act) with the ReachCapital Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See "Other Matters" below.

          The members of the Adviser, and their members, directors, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by members, directors, officers, employees and affiliates of PWFA or ReachCapital, or by the ReachCapital Managers for the ReachCapital Accounts, that are the same, different or made at a different time than positions taken for the Fund.

Other Matters

          Except in accordance with applicable law, the Adviser and its members are not permitted to buy securities or other property from, or sell securities or other property to, the Fund. However, the Fund may effect certain principal transactions in securities with one or more ReachCapital Accounts, except for accounts in which ReachCapital or any affiliate thereof serves as a general partner or in which it has a financial interest, other than an interest that results solely from ReachCapital’s or any affiliate’s appointment as an investment adviser to the account. Such transactions would be made in circumstances where the Adviser has determined it would be appropriate for the Fund to purchase and a ReachCapital Account to sell, or the Fund to sell and a ReachCapital Account to purchase, the same security or instrument on the same day.

          Future investment activities of PWFA or ReachCapital, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

TAX ASPECTS

          The following is a summary of certain aspects of the income taxation of the Fund and its investors which should be considered by a prospective investor. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any tax issues other than the characterization of the Fund as a partnership for Federal income tax purposes.

          This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change (possibly with retroactive effect). Except as otherwise noted below, this summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor, to all investors that acquire Interests other than for cash or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

          Each prospective investor should consult with its own tax adviser in order fully to understand the Federal, state, local and foreign income tax consequences of an investment in the Fund.

          In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the prospectus and this SAI regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans. Each prospective tax-exempt investor is urged to consult its own counsel regarding the acquisition of Interests.

Tax Treatment of Fund Operations

          Classification of the Fund. The Fund has received an opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

          Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market, or the substantial equivalent thereof. Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market, or the substantial equivalent thereof. The Fund will not be eligible for any of those safe harbors.

          The Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market, or the substantial equivalent thereof. Rather, in this event the partnership’s status is examined under a general facts and circumstances test set forth in the Regulations. Counsel to the Fund has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704 and the text of the Regulations, interests in the Fund will not be readily tradable on a secondary market, or the substantial equivalent thereof, and, therefore, the Fund will not be treated as a publicly traded partnership taxable as a corporation.

          Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes, as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise, the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain repurchases of Fund Interests, would be treated as dividend income when received by the investors to the extent of the Fund’s current or accumulated earnings and profits; and investors would not be entitled to report profits or losses realized by the Fund.

          As an entity classified as a partnership, the Fund is not itself subject to Federal income tax. For income tax purposes, each investor will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund’s income, gain, loss and deductions allocated to the Fund (including from investments in other partnerships) for each taxable year of the Fund ending with or within the investor’s taxable year. Each item will have the same character to an investor, and will generally have the same source (either United States or foreign), as though the investor realized the item directly. Investors must report these items regardless of the extent to which, or whether, the Fund or investors receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund.

          Allocation of Profits and Losses. Under the LLC Agreement, the Fund’s net capital appreciation or capital depreciation for each accounting period is allocated among the investors and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the investors pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund’s net capital appreciation or net capital depreciation allocated to each investor’s capital account for the current and prior fiscal years.

          Under the LLC Agreement, the Adviser has the discretion to allocate specially an amount of the Fund’s net capital gains, including short-term capital gain, for Federal income tax purposes to a withdrawing investor to the extent that the investor’s capital account exceeds its Federal income tax basis in its interest in the Fund. The LLC Agreement provides for an equivalent special allocation of the Fund’s net capital gains, including short-term capital gain, for Federal income tax purposes to the Special Advisory Member. There can be no assurance that, if the Adviser makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, the Fund’s gains allocable to the remaining investors would be increased.

          Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests, including by reason of death, provided that a partnership election has been made pursuant to Section 754. Under the LLC Agreement, at the request of an investor, the Adviser, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service’s consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Adviser does not presently intend to make such election.

          The Adviser decides how to report the Fund items on the Fund’s tax returns, and all investors are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund’s income and deductions generally is determined at the Fund level in a single proceeding rather than by individual audits of the investors. PWFA is designated as the Fund’s "Tax Matters Partner" in the LLC Agreement. As such, it has considerable authority to make decisions affecting the tax treatment and procedural rights of all investors. In addition, the Tax Matters Partner has the authority to bind certain investors to settlement agreements and the right on behalf of all investors to extend the statute of limitations relating to the investors’ tax liabilities with respect to Fund items.

Tax Consequences to a Withdrawing Investor

          An investor who tenders its entire Interest to the Fund for repurchase generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such investor (consisting of the 95% cash payment and the principal payment under the note) and such investor’s adjusted tax basis in its Interest. Gain, if any, will be recognized by a tendering investor only as and after the total proceeds received by such investor exceed the investor’s adjusted tax basis in its Interest. A loss, if any, will be recognized only after the tendering investor has received full payment under the note. This capital gain or loss will be short-term or long-term depending upon the investor’s holding period for its Interest at the time the gain or loss is recognized. Recently issued Regulations provide that an investor will have a divided (that is, fragmented) holding period for its Interest if the investor makes contributions to the Fund at different times. Under the Regulations, each time the investor makes a contribution to the Fund, the investor will have a new holding period for that portion of its Interest determined by a fraction, the numerator of which is the amount of the contribution and the denominator of which is the investor’s capital account immediately after the contribution. Certain cash contributions, if made within one year of a liquidating distribution, can be netted against the distribution. If the investor recognizes capital gain or loss in connection with a complete withdrawal from the Fund, the gain or loss is divided between long-term and short-term capital gain or loss in the same proportions as the holding period of the Interest is divided between the portion of the Interest held for more than one year and the portion of the Interest held for one year or less. However, a withdrawing investor will recognize ordinary income to the extent such investor’s allocable share of the Fund’s "unrealized receivables" exceeds the investor’s basis in such unrealized receivables, as determined pursuant to the Regulations. For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable with respect to the withdrawing investor. An investor receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such investor’s adjusted tax basis in its Interest in the Fund.

          As discussed above, the LLC Agreement provides that the Adviser may specially allocate items of Fund capital gain, including short-term capital gain, to a withdrawing investor to the extent its liquidating distribution would otherwise exceed its adjusted tax basis in its Fund Interest. Such a special allocation may result in the withdrawing investor recognizing capital gain, which may include short-term gain, in the investor’s last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

Distribution of Property

          A partner’s receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of Section 731(c)(3)(C)(iii). The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if an investor is an "eligible partner," which term should include an investor whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

Tax Treatment of Fund Investments

          In General. A person who effects transactions in securities may be classified for Federal income tax purposes as a trader, an investor or a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

          Generally, the gains and losses realized by a trader or investor on the sale of securities are capital gains and losses. The Fund expects to act as an investor, but could be classified as a trader, with respect to its securities transactions. Thus, subject to the treatment of certain currency exchange gains as ordinary income and certain other transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. See "Currency Fluctuations--‘Section 988’ Gains or Losses" below and certain other transactions described below.

          These capital gains and losses may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to "Section 1256 contracts" may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses.

          The maximum ordinary income tax rate for individuals is 39.1%, and the maximum individual income tax rate for long-term capital gains is 20%, unless the taxpayer elects to be taxed at ordinary rates, although in any case the actual rate may be higher due to the phase out of certain tax deductions and exemptions. See "Limitation on Deductibility of Interest" below. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. Capital losses of an individual taxpayer may not be carried back but may be carried forward indefinitely. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years, subject to certain limitations, and carried forward five years.

          The Fund may realize ordinary income from accruals of interest and dividends on securities. The Fund may hold debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Fund also may acquire debt obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Fund. The Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving derivative instruments, such as swap transactions, entered into by the Fund also may constitute ordinary income or loss. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.1

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[1]	Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer’s return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property, whether or not actively traded, and entering into a contract to sell such property, or substantially identical property, at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in the Regulations.

          Currency Fluctuations—"Section 988" Gains or Losses. The amount of gain or loss on securities denominated in a foreign currency frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition may be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the taxpayer accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the taxpayer actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

          The Fund may acquire foreign currency forward contracts. See "Additional Investment Policies--Certain Portfolio Securities and Other Operating Policies--Foreign Securities." Generally, option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Fund acquires option contracts that are not Section 1256 Contracts, or any currency forward contracts, any foreign currency gain or loss realized by the Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) the Fund makes an election (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

          Section 1256 Contracts. In the case of "Section 1256 Contracts," the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. Under these rules, Section 1256 Contracts, which include certain foreign currency forward contracts and certain options contracts, held at the end of each taxable year are treated for Federal income tax purposes as if they were sold by the holder for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales, known as "marking to market," together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the holder in computing its taxable income for such year. If a Section 1256 Contract held at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

          Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See "Currency Fluctuations--‘Section 988’ Gains or Losses." If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on "Section 1256 Contracts" may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on "Section 1256 Contracts."

          Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts.

          Pursuant to Temporary Regulations, the Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations’ mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Fund will be accepted by the Service.

          Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the taxpayer’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the taxpayer for more than one year. These rules may also terminate the running of the holding period of "substantially identical property" held by the taxpayer.

          Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that have appreciated in value and then acquires property that is the same as or substantially identical to the underlying property, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to the constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

          Effect of Straddle Rules on Investors’ Securities Positions. The Service may treat certain positions in securities held, directly or indirectly, by an investor and its indirect interest in similar securities held by the Fund as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect an investor’s holding period for the securities involved and may defer the recognition of losses with respect to such securities.

          Lending Portfolio Securities. If the Fund lends securities from its portfolio to brokers, dealers and other financial institutions, the Fund will not recognize gain or loss, either when the securities are transferred to the borrower or when they are returned to the Fund, provided that, under the terms of the lending agreement (i) the borrower is required to return securities identical to the securities loaned and make payments to the Fund of amounts equivalent to all interest, dividends, and other distributions ("substitute payments") which the Fund, as owner of the securities, is entitled to receive during the term of the lending transaction, and (ii) the Fund’s risk of loss or opportunity for gain with respect to the loaned securities is not reduced. Proposed Treasury regulations would require that the lending agreement be in writing and that the agreement be terminable by the Fund upon notice of not more than five business days.

          The substitute payments received by the Fund are sourced (either U.S. source or foreign source) by reference to the source of the payments (dividend or interest) they replace. Substitute interest or dividend payments generally have the same character as interest or dividend income, respectively, for purposes of determining the tax liability of and withholding of taxes with respect to a foreign person and the application of income tax treaties. Proposed Treasury regulations indicate that for other purposes the substitute payments shall be treated as a fee for the temporary use of property, and not as interest or dividend income. Accordingly, for other purposes, including the dividends received deduction and the foreign tax credit provisions, the substitute payments may not be treated as interest and dividends. Nevertheless, any substitute payments made to the Fund enjoy the same exemption from unrelated business taxable income as the interest and dividends they replace so long as the lending agreement contains certain provisions, including reasonable procedures to implement the borrower’s obligation to furnish the Fund with collateral that at all times has a value at least equal to the value of the loaned securities.

          Limitation on Deductibility of Interest. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer’s "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

          For purposes of this provision, the Fund’s activities will be treated as giving rise to investment income for an investor, and the investment interest limitation would apply to a noncorporate investor’s share of the interest and short sale expenses attributable to the Fund’s operation. In such case, a noncorporate investor would be denied a deduction for all or part of that portion of its distributive share of the Fund’s ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. An investor that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate investor on money borrowed to finance its investment in the Fund. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

          Deductibility of Fund Investment Expenditures by Noncorporate Investors. It is anticipated that the Fund’s expenses (including management fees) will be investment expenses rather than trade or business expenses. Investment expenses of an individual, trust or estate are deductible only to the extent that such expenses exceed 2% of adjusted gross income.2 Further, in the case of an investor that is a partnership having 100 or more partners and which has elected to be treated as an "electing large partnership", 70% of such deductions will be disallowed, although the remaining deductions generally will be allowed at the partnership level and will not be subject to the 2% floor that would otherwise be applicable to individual investors. In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount, for 2001, $132,950 or $66,475 for a married person filing a separate return, to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses, along with certain other itemized deductions, exceed the lesser of (i) 3% of the excess of the individual’s adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

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[2]	However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. The Federal Court of Appeals for the Sixth Circuit, reversing a Tax Court decision, has held that the investment advisory fees incurred by a trust were exempt under Section 67(e) from the 2% of adjusted gross income floor on deductibility. However, the Service has stated that it will not follow this decision outside of the Sixth Circuit and the United States Court of Federal Claims has declined to follow this decision and will not necessarily exempt such fees from the 2% floor on deductibility. Investors that are trusts or estates should consult their tax advisers as to the applicability of this case to the investment expenses that are allocated to them.

          Although the Fund intends to treat the incentive allocation as an allocation and not a fee, and, therefore, as not being subject to the foregoing limitations on deductibility, there can be no assurance that the Service may not treat the incentive allocation as an investment expense which is subject to the limitations.

          The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate investors should consult their tax advisers with respect to the application of these limitations.

          No deduction is allowed for sales loads paid by an investor to acquire an Interest in the Fund; instead any such fees will be included in the investor’s adjusted tax basis for its Interest in the Fund.

          Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Fund’s securities trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against an investor’s share of income and gain from the Fund. Income or loss attributable to investments in partnerships engaged in a trade or business may constitute passive activity income or loss.

          "Phantom Income" From Fund Investments. As discussed in more detail below, pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments, if any, by the Fund in certain foreign corporations may cause an investor to (i) recognize taxable income prior to the Fund’s receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as capital gain.

          Controlled Foreign Corporations. Certain United States persons who hold stock in a foreign corporation that is a "controlled foreign corporation" (a "CFC") for an uninterrupted period of 30 days or more during a taxable year must include in their income their pro rata share of certain of the CFC’s "Subpart F income" for the year, regardless of whether any portion of such income is distributed by the CFC to such shareholders. Subpart F income generally includes income or gain derived from portfolio-type investments, as well as rents and royalties (other than those derived from the active conduct of a trade or business, as defined in Treasury regulations). Subpart F income also includes certain income attributable to the sale of personal property or the provision of services between the CFC and a related corporation.

          A CFC is any non-United States corporation in which "United States shareholders" own, directly or indirectly, more than 50% of either (a) the total combined voting power of all classes of voting stock or (b) the total value of the stock. For this purpose, a "United States shareholder" is a United States citizen, resident, partnership or domestic corporation that owns, directly or indirectly, 10% or more of the total combined voting power of all classes of the corporation’s voting stock. As a result, the Fund will be a "United States shareholder" of any foreign corporation of which it acquires stock (or warrants, options or convertible debt to acquire stock) with 10% or more of the voting power, and such corporation will be a CFC if United States shareholders (including the Fund) own directly or by virtue of certain constructive ownership rules, more than 50% of the voting power or the value of the stock of such corporation. In such event, all Fund investors who are United States persons (including those with a less than 10% indirect interest in a CFC) will be taxed on their pro rata shares of such CFC’s subpart F income.

          In addition, gain from the sale of the stock of such CFC to the extent attributable to the Fund’s pro rata shares of such CFC’s earnings and profits while a CFC and while the Fund owned its stock would be recharacterized as a dividend to the Fund, subject to tax at ordinary income rates with respect to Fund investors who are United States persons.

          In any event, Subpart F income cannot exceed a corporation’s earnings and profits, so a corporation with an aggregate deficit in earnings will not have Subpart F income. In addition, Subpart F income does not include income subject to income tax at a rate more than 90% of the United States federal corporate income tax rate. Furthermore, Subpart F income and gain from sale of stock to the extent of earnings and profits during the United States person’s holding period and while a CFC, are treated as deemed dividends and, therefore, may enable corporate investors holding an indirect interest of 10% or more of a CFC’s voting power, subject to certain limitations, to receive foreign tax credit for foreign taxes paid by a CFC in respect of such Subpart F income or earnings. The Fund is not precluded from investing in a foreign Portfolio Company that may constitute a CFC and generate Subpart F income.

          Passive Foreign Investment Companies. A foreign corporation is classified as a passive foreign investment company (a "PFIC") for United States federal income tax purposes if either (i) 75% or more of its gross income is passive income for the taxable year, or (ii) on average for the taxable year 50% or more (by value or, in certain cases, by adjusted basis) of its assets produce or are held for the production of passive income. Generally, if a foreign corporation is a PFIC as well as a CFC (as defined above), it will not be treated as a PFIC with respect to a United States person for the portion of that person’s holding period during which that person is a "United States shareholder" (as defined above) and the corporation is a CFC.

          If a foreign corporation is a PFIC at any time during a United States person’s holding period for stock in the PFIC, certain distributions with respect to, and gain upon the disposition of, the PFIC stock generally will be taxed at the time of the distribution or disposition as if the income or gain were ratably allocated over the United States person’s holding period for the PFIC stock. The amount allocated to the year of the distribution or disposition or to years prior to the corporation becoming a PFIC are treated as ordinary income, and the amounts allocated to earlier years for which the corporation was a PFIC are taxed at the highest rate applicable to individuals or corporations, as the case may be, for the taxable year to which the income is allocated. Further, the tax on an amount allocated to such an earlier year is subject to an interest charge which accrues from the due date of the return for that earlier year.

          The above rules relating to distributions and dispositions generally will not apply if (i) the United States person elects to treat the PFIC as a qualified electing fund (a "QEF election") for all taxable years that such person held the stock and the corporation was a PFIC, or (ii) the stock in the PFIC is "marketable stock" for which a mark-to-market election is made. If a QEF election is made, a United States person generally will pay tax currently on its pro-rata share of the PFICs ordinary earnings and net capital gains (at ordinary income and capital gains rates, respectively), even if no dividends are actually paid. If the mark-to-market election is made, United States persons generally account for changes in the value of the PFIC stock on an annual basis as ordinary income or loss.

          Because the determination of whether a foreign corporation is a PFIC is made annually on the basis of facts and circumstances that may be beyond the Fund’s control or information, there can be no assurance that the Fund will not invest in a foreign corporation that is a PFIC. Further, in the event the Fund does invest in a corporation that is or becomes a PFIC, there can be no assurance that the Fund will have sufficient information to, or will, make a QEF election with respect to the PFIC or that a mark-to-market election can or will be made with respect to the PFIC stock.

          Foreign Tax Credit. Income received by the Fund from sources outside the United States may be subject to withholding and other income taxes imposed by foreign countries. Each non-tax exempt United States Fund investor will be required to include in its income an amount equal to its allocable share of such taxes paid and such Fund investor will be entitled, subject to certain limitations, to credit its portion of these amounts against its United States federal income tax due, if any, or to deduct its portion from its United States taxable income, if any. The amount of foreign income taxes that may be credited against a United States investor’s United States federal income tax is generally limited to the product of such investor’s United States federal income tax liability multiplied by the ratio of such investor’s foreign source taxable income to such investor’s world-wide taxable income. For this purpose, the Fund expects that capital gains allocable to the United States investors will not be treated as foreign source taxable income. In addition, this limitation must be applied separately to certain categories of foreign source income, one of which is foreign source "passive income". For this purpose, foreign "passive income" includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain United States investors may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund.

Unrelated Business Taxable Income

          Generally, an exempt organization (such as an employee benefit plan, individual retirement account or 401(k) or Keogh Plan) is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is an investor.3 This general exemption from tax does not apply to the UBTI of an exempt organization. UBTI includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization, directly or through a partnership, from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization, directly or through a partnership, from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the 12-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, the Fund’s income, or loss, from these investments may constitute UBTI.

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[3]	With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

        The Fund may incur "acquisition indebtedness" with respect to certain of its transactions. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Fund will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not generating UBTI.4 The percentage of income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

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[4]	Moreover, income realized from option writing generally would not constitute UBTI.

          The percentage of capital gain from securities with respect to which there is "acquisition indebtedness" at any time during the 12-month period ending with the date of their disposition which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the Fund’s debt-financed property is taken into account. Thus, for instance, a percentage of capital losses from debt-financed securities, based on the debt/basis percentage calculation described above, would offset gains treated as UBTI.

          Since the calculation of the Fund’s "unrelated debt-financed income" is complex and will depend in large part on the amount of indebtedness, if any, incurred by the Fund from time to time,5 it is impossible to predict what percentage of the Fund’s income and gains will be treated as UBTI for an investor which is an exempt organization. An exempt organization’s share of the income or gains of the Fund which is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

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[5]	The calculation of a particular exempt organization’s UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.

        To the extent that the Fund generates UBTI, the applicable Federal tax rate for such an investor generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report to an investor which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Fund’s calculation of UBTI will be accepted by the Service.

        In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund’s income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization’s income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.6 However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. Charitable remainder trusts may not purchase Interests. A title-holding company will not be exempt from tax if it has certain types of UBTI. An individual retirement account ("IRA") may be required to file an income tax return for any taxable year in which the IRA has UBTI. To file the return, it may be necessary for the IRA to obtain an Employer Identification Number.

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[6]	Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Investor should consult its tax adviser in this regard.

           A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. See "ERISA Considerations."

Certain Issues Pertaining to Specific Exempt Organizations

          Private Foundations. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation’s exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return, both income and capital appreciation, the risks of rising and falling price levels, and the needs for diversification within the foundation’s portfolio.

          In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation’s "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets, assets not used or held for use in carrying out the foundation’s exempt purposes, over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation’s investment in the Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective investor which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its Interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

          In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation, either directly or together with a "disqualified person," acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Adviser believes that the Fund will meet this 95% gross income test.

          A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

           Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, IRAs and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. See "Tax Aspects--Unrelated Business Taxable Income" and "ERISA Considerations."

          Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of an Interest in the Fund is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment funds or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

Legislative Proposals

          It is anticipated that proposals will be initiated by the Bush Administration and Congress that would affect the tax consequences described herein. It is not possible to predict at this time the extent to which any such proposals will be enacted by Congress and, if enacted, what their final form and effective dates will be. In addition, as part of the budgetary process, other proposals could be enacted that would change the tax consequences described herein of an investment in the Fund. Prospective investors should consult their own tax advisers regarding the status of such proposed changes and the effect, if any, on their investment in the Fund.

State and Local Taxation

          In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited liability companies such as the Fund. A few jurisdictions, but not Delaware where the Fund is organized, may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

          State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. An investor’s distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident.

          A partnership in which the Fund acquires an interest may conduct business in a jurisdiction, which will subject to tax an investor’s share of the Fund’s income from that business. Investors may be required to file tax returns in any such jurisdiction. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that investor is a resident.

          The Fund should not be subject to the New York City unincorporated business tax, which is not imposed on an entity taxed as a partnership which purchases and sells securities for its "own account." (This exemption may not be applicable if the Fund invests in an entity that is subject to the New York City unincorporated business tax.)

          Individual investors who are residents of New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions for individual taxpayers at certain income levels. Application of this provision could limit the deductibility of an investor’s share of some or all of the Fund’s expenses. Prospective investors are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

          For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a limited partnership interest in a partnership which does business in New York State and New York City, respectively.7 Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation’s taxable income or capital allocable to the relevant jurisdiction. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a limited partner in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership’s income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

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[7]	New York State, but not New York City, generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

          Regulations under both the New York State corporate franchise tax and the New York City general corporation tax, however, provide an exception to this general rule in the case of a corporate limited partner in a "portfolio investment partnership," which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose. The Fund’s qualification as such a portfolio investment partnership must be determined on an annual basis and with respect to a taxable year, the Fund may not qualify as a portfolio investment partnership.

          A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI, including unrelated debt-financed income, at a rate of 9%. There is no New York City tax on the UBTI of an otherwise exempt entity.

           Each prospective corporate investor should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in the Fund.

ERISA CONSIDERATIONS

          Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

          ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects--Unrelated Business Taxable Income" and "--Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

          Because the Fund will register as an investment company under the Investment Company Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA by reason of its authority with respect to the Fund.

          The Fund will require a Benefit Plan which proposes to invest in the Fund to represent that it, and any fiduciaries responsible for such Plan’s investments, are aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

          Certain prospective Benefit Plan investors may currently maintain relationships with the Adviser, UBS PaineWebber or other entities which are affiliated with the Adviser or UBS PaineWebber. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan investors should consult with counsel to determine if participation in the Fund is a transaction which is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan investors will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

          The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Memorandum is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of interests.

BROKERAGE

          The Adviser is responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. On the great majority of foreign stock exchanges, commissions are fixed. Transactions on some foreign stock exchanges and on U.S. stock exchanges involve the payment of negotiated brokerage commissions. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

          In executing transactions on behalf of the Fund, the Adviser seeks to obtain the best execution for the Fund, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, and in the case of transactions effected by the Fund with unaffiliated brokers, the firm’s risk in positioning a block of securities. Although the Adviser generally will seek reasonably competitive commission rates, the Fund will not necessarily pay the lowest commission available on each transaction. The Fund will have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. The Fund may execute portfolio brokerage transactions through UBS PaineWebber or its affiliates, subject to compliance with the Investment Company Act.

          Following the principle of seeking best execution, the Adviser may place brokerage business on behalf of the Fund with brokers that provide the Adviser and its affiliates, including the ReachCapital Managers, with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser and its affiliates in providing services to clients other than the Fund. In addition, not all of the supplemental information is used by the Adviser in connection with the Fund. Conversely, the information provided to the Adviser by brokers and dealers through which other clients of the Adviser and its affiliates effect securities transactions may be useful to the Adviser in providing services to the Fund.

          Although the Fund cannot accurately predict its portfolio turnover, the Fund expects that its annual portfolio turnover rate for securities generally will be approximately 200%. A turnover rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once in the course of a year. A portfolio turnover rate of 100% or more is considered to be high. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and the short-term gains realized from these transactions are taxable to investors at ordinary income tax rates.

INDEPENDENT AUDITORS AND LEGAL COUNSEL

           Ernst & Young LLP serves as the independent auditors of the Fund. Its principal business address is 787 Seventh Avenue, New York, New York 10019.

          Stroock & Stroock & Lavan LLP, New York, New York, acts as legal counsel to the Fund.

          Schulte, Roth & Zabel LLP, New York, New York, acts as legal counsel to PWFA and its affiliates.

          Paul, Weiss, Rifkind, Wharton & Garrison, New York, New York acts as legal counsel to ReachCapital.

CUSTODIAN

          PFPC Trust Company (the "Custodian") serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Directors. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153.

SUMMARY OF LLC AGREEMENT

          The following is a summary description of additional items and of select provisions of the LLC Agreement which are not described elsewhere in the Fund’s prospectus and this SAI. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement contained in Appendix A in the Fund’s prospectus.

Investor Interests

          Persons who purchase Interests in an offering being made hereby will be members of the Fund. The Adviser, or its successor as investment adviser of the Fund, also will be a Special Advisory Member of the Fund. In that regard, the Fund has established a Special Advisory Account solely for the purpose of receiving the Incentive Allocation. The interest of the Special Advisory Member has no right to participate in the income or gains of the Fund, no voting rights and no right to receive a share of the assets of the Fund upon its liquidation, except to the extent that the Special Advisory Member has received or is entitled to receive the Incentive Allocation credited to the Special Advisory Account and all or a portion of that allocation has not been withdrawn. The Adviser may not contribute to the Fund as Special Advisory Member.

Liability of Investors

          Investors in the Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC Agreement, an investor will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being an investor, except that the investor may be obligated to make capital contributions to the Fund pursuant to the LLC Agreement, to repay any funds wrongfully distributed to the investor. An investor may be required to contribute to the Fund, whether before or after the Fund’s dissolution or after the investor ceases to be an investor, such amounts as the Fund deems necessary to meet the Fund’s debts, obligations or liabilities (not to exceed for any investor, the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the investor’s interests and any other amounts received by the investor from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).

Duty of Care of the Board, the Administrator and the Adviser

          The LLC Agreement provides that none of the Directors, the Administrator or the Adviser (including certain of their affiliates, among others) shall be liable to the Fund or any of the investors for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Directors, the Administrator and the Adviser (including certain of their affiliates, among others) by the Fund, but not by the investors individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. None of these persons will be personally liable to any investor for the repayment of any balance in such investor’s capital account or for contributions by such investor to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Director, the Administrator or the Adviser for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Amendment of the LLC Agreement

          The LLC Agreement may be amended with the approval of (i) the Board, including a majority of the Independent Directors, if required by the Investment Company Act, (ii) the Administrator, acting in its administrative capacity, or (iii) a majority, as defined in the Investment Company Act, of the outstanding voting securities of the Fund. Certain amendments involving capital accounts, allocations thereto and the modification of events causing dissolution of the Fund may not be made without the consent of any investors adversely affected thereby or unless each investor has received notice of such amendment and any investor objecting to such amendment has been allowed a reasonable opportunity to tender its entire Interest for repurchase by the Fund.

Power of Attorney

          By purchasing an Interest in the Fund and by signing the LLC Agreement (which each investor will do by virtue of signing the investor certification form attached to the prospectus as Appendix B), each investor will appoint the Administrator and each of the Directors his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

          The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of the Administrator and each of the Directors and as such is irrevocable and continues in effect until all of such investor’s Interest in the Fund has been withdrawn pursuant to a periodic tender or transferred to one or more transferees that have been approved by the Board for admission to the Fund as substitute investors.

Term, Dissolution and Liquidation

The Fund will be dissolved:

•	upon the affirmative vote to dissolve the Fund by both (1) the Board and (2) investors holding at least two-thirds of the total number of votes eligible to be cast by all investors;

•	upon the expiration of any two-year period which commences on the date on which any investor has submitted to the Fund a written request, in accordance with the Fund’s LLC Agreement, to tender its Interest for repurchase by the Fund if such investor’s Interest has not been repurchased during such period;

•	at the election of the Adviser;

•	upon termination of the Investment Advisory Agreement;

•	upon the failure of investors to elect successor Directors at a meeting called by the Adviser when no Director remains; or

•	as required by operation of law.

          Upon the occurrence of any event of dissolution, the Board, acting directly, or a liquidator under appointment by the Board, is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts --Allocation of Net Profits and Net Losses" in the prospectus.

          Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to investors, including actual or anticipated liquidation expenses, (2) next to satisfy debts owing to the investors, (3) to the Special Advisory Member any balance in the Special Advisory Account after giving effect to the Incentive Allocation, and (4) finally to the investors proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the investors in facilitating an orderly liquidation.

Reports to Investors

          The Fund will furnish to investors as soon as practicable after the end of each taxable year such information as is necessary for such investors to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to investors a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the Investment Company Act. Quarterly reports from the Adviser regarding the Fund’s operations during such period also will be sent to investors.

Fiscal Year

           The Fund's fiscal year ends on December 31st.

OTHER INFORMATION

          From time to time, Fund communications or advertisements may discuss, among other matters: the influence of the combined forces of globalization; world trade and innovations in science and technology on opportunities for investment; the effect of recent worldwide developments on opportunities for investment; hedge funds; hedge fund managers; investing outside of the U.S.; world markets; international opportunities; inefficient markets; short selling opportunities; talent migration; short selling; discounted cash flows and valuation models. Question and answer formats may be used.

FINANCIAL STATEMENTS

           The Fund's Annual Report for the fiscal period ended December 31, 2001 is included with this Statement of Additional Information and is incorporated herein in its entirety.

UBS PW TAMARACK INTERNATIONAL FUND, L.L.C.
Financial Statements
with Report of Independent Auditors

For the Period from July 1, 2001
(commencement of operations)
through December 31, 2001

UBS PW TAMARACK INTERNATIONAL FUND, L.L.C.
Financial Statements
with Report of Independent Auditors

For the Period from July 1, 2001
(commencement of operations)
through December 31, 2001

Contents

Report of Independent Auditors

Statement of Assets, Liabilities and Members' Capital

Statement of Operations

Statements of Changes in Members' Capital

Notes to Financial Statement

Schedule of Portfolio Investments

Schedule of Investments by Country	1 2 3 4 5 13 22

Report of Independent Auditors

To the Board of Directors of
    UBS PW Tamarack International Fund, L.L.C.

We have audited the accompanying statement of assets, liabilities and members' capital of UBS PW Tamarack International Fund, L.L.C. (the "Fund"), including the schedule of portfolio investments and the schedule of investments by country, as of December 31, 2001, and the related statements of operations and changes in members' capital for the period from July 1, 2001 (commencement of operations) to December 31, 2001. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the fmancial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the fmancial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the fmancial position of UBS PW Tamarack International Fund, L.L.C. at December 31, 2001, and the results of its operations and changes in its members' capital for the period from July 1, 2001 to December 31, 2001, in conformity with accounting principles generally accepted in the United States.

New York, New York
Febmary 14, 2002

UBS PW Tamarack International Fund, L.L.C.

Statement of Assets, Liabilities and Members' Capital

                                                                                December 31, 2001

_________________________________________________________________________________________________
ASSETS

Investments insecurities, at value (cost $59,147,640)                           $ 61,616,224
Due from broker                                                                   26,909,357
Cash and cash equivalents                                                          3,951,040
Unrealized gain on equity swaps                                                       46,592
Unrealized gain on forward foreign currency exchange contracts                        62,636
Receivables:
    Investments sold, not settled                                                  2,372,786
    Dividends                                                                         42,011
    Interest                                                                          13,069
_________________________________________________________________________________________________
Total Assets                                                                      95,013,715
_________________________________________________________________________________________________
LIABILITIES

Securities sold, not yet purchased, at value (proceeds of sales $17,336,708)      18,188,577
Unrealized loss on equity swaps                                                       64,527
Unrealized loss on forward foreign currency exchange contracts                        44,136
Payables:
    Investments purchased, not settled                                             2,118,705
    Offering costs                                                                   130,694
    PWAdminfee                                                                        77,149
    Professional fees                                                                 47,874
    Administration fee                                                                38,340
    Miscellaneous                                                                     71,054
_________________________________________________________________________________________________
Total Liabilities                                                                 20,781,056
_________________________________________________________________________________________________
Net Assets                                                                      $ 74,232,659
_________________________________________________________________________________________________
MEMBERS' CAPITAL

Represented by:
Net capital contributions                                                       $ 72,608,147
Accumulated net unrealized appreciation on investments, equity swaps and
      other assets and liabilities denominated in foreign currencies               1,624,512
_________________________________________________________________________________________________
Total Members' CAPITAL                                                          $ 74,232,659
_________________________________________________________________________________________________

The accompanying notes arc an integral part of these financial statements

UBS PW Tamarack International Fund, L.L.C.

Statement of Operations

Period from July 1, 2001 (commencement of operations) through December 31, 2001

INVESTMENT INCOME

Interest                                                                        $    457,995
Dividends (less net foreign withholding taxes of $11,802)                            108,195
_________________________________________________________________________________________________
TOTAL INVESTMENT INCOME                                                              566,190
_________________________________________________________________________________________________
EXPENSES

PW Admin fee                                                                         378,767
Organization costs                                                                   100,000
Professional fees                                                                     83,604
Administration fee                                                                    38,340
Miscellaneous                                                                        144,718
_________________________________________________________________________________________________
Total Operating Expenses                                                             745,429
_________________________________________________________________________________________________
Dividend expense                                                                     104,622
_________________________________________________________________________________________________
Total Expenses                                                                       850,051
_________________________________________________________________________________________________
Net Investment Loss                                                                 (283,861)
_________________________________________________________________________________________________
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS,
        EQUITY SWAPS, AND FOREIGN CURRENCY TRANSACTIONS

Net realized loss from:
Investments                                                                       (1,546,530)
Equity swaps                                                                        (150,404)
Foreign currency                                                                  (1,336,278)
Change in net unrealized appreciation/depreciation from:
   Investments                                                                     1,616,715
   Equity swaps                                                                      (17,935)
   Other assets and liabilities denominated in foreign currencies                     25,732
_________________________________________________________________________________________________
Net Realized and Unrealized Loss from Investments,
        Equity Swaps, and Foreign Currency Transactions                           (1,408,700)
_________________________________________________________________________________________________
DECREASE IN MEMBERS' CAPITAL DERIVED FROM OPERATIONS                            $ (1,692,561)
_________________________________________________________________________________________________

   The accompanying notes arc an integral part of these financial statements.

UBS PW Tamarack International Fund, L.L.C.

Statement of Changes in Members' Capital

Period of July 1, 2001 (commencement of operations) through December 31, 2001

FROM OPERATIONS

Net investment loss                                                             $   (283,861)
Net realized loss from investments
   equity swaps, and foreign currency transactions                                (3,033,212)
Change in net unrealized appreciation/depreciation from investments, equity
   swaps and other assets and liabilities denominated in foreign currencies        1,624,512
_________________________________________________________________________________________________

Decrease in Members' Capital
       Derived from Operations                                                    (1,692,561)
_________________________________________________________________________________________________

MEMBERS' CAPITAL TRANSACTIONS

Proceeds from Member subscriptions                                                75,207,385

Proceeds from Adviser subscriptions                                                1,125,000

Offering costs                                                                      (407,165)

_________________________________________________________________________________________________

Increase in Members' Capital Derived
          from Capital Transactions                                               75,925,220
_________________________________________________________________________________________________
MEMBERS' CAPITAL AT BEGINNING OF PERIOD                                                                            -
_________________________________________________________________________________________________
MEMBERS' CAPITAL AT END OF PERIOD                                               $ 74,232,659
_________________________________________________________________________________________________

   The accompanying notes arc an integral part of these financial statements.

UBS PW TAMARACK INTERNATIONAL FUND, L.L.C.

Notes to Financial Statements

December 31, 2001

1.	Organization

UBS PW Tamarack International Fund, L.L.C. (the "Fund") was organized as a limited liability company under the laws of Delaware on February 14, 2001. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a closed-end, non-diversified management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund will seek to achieve its investment objective by investing, both long and short, primarily in equity securities of foreign issuers, with emphasis on mid-sized capitalization issuers in the developed markets outside the United States. Operations of the Fund commenced on July 1, 2001.

The Fund's Board of Directors, (the "Directors") has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Directors have engaged UBS PW Tamarack Management, L.L.C. (the "Adviser"), a Delaware limited liability company, to provide investment advice to the Fund.

The Adviser is a joint venture between PW Fund Advisor, L.L.C. ("PWFA") and ReachCapital Management L.L.C. ("RCMLLC"). PWFA is the managing Member of the Adviser and is an indirect, wholly-owned subsidiary of TiES Americas, Inc., which is a wholly-owned subsidiary of UBS AG, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Investment professionals employed by RCMLLC will manage the Fund's investment portfolio on behalf of the Adviser under the oversight of PWFA's personnel. RCMLLC is also registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser's capital account balance at December 31, 2001 was $1,110,922.

Initial and additional applications for interests by eligible Members may be accepted at such times as the Fund may determine and are generally accepted monthly. The Fund reserves the right to reject any application for interests.

The Fund from time to time may offer to repurchase interests pursuant to written tenders to Members. These repurchases will be made at such times and on such terms as r~ay be determined by the Directors, in their complete and exclusive discretion. Beginning in December 2002, the Adviser expects that, generally, it will recommend to the Directors that the Fund offer to repurchase interests from Members twice each year, in June and December. A Member's interest in the Fund can only be transferred or assigned (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the approval of the Directors, which may be withheld in their sole and absolute discretion.

2.	Significant Accounting Policies

a. Portfolio Valuation

Net asset value of the Fund will be determined by or at the direction of the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.

Securities traded on a foreign securities exchange will be valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities sold short, as reported by such exchange. Domestic exchange traded securities and securities included in the NASDAQ National Market System will be valued at their last composite sales prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities sold short, as reported by such exchanges. Listed options will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other marketable securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities sold short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, the securities and options described above will be valued at fair value as determined in good faith by, or under the supervision of, the Directors. No securities owned by the Fund at December 31, 2001 were fair valued.

Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. Debt securities purchased with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Directors to represent fair value.

All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close.

On occasion, the values of such foreign securities and exchange rates may be affected by significant events occurring between the time which determination of such values or exchange rates are made and the time that the net asset value of the Fund is determined. When such significant events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith, pursuant to policies established by the Directors.

Foreign-denominated assets may involve more risks than domestic transactions, including political and economic risk and regulatory risk. Risks may also arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

b. Securities Transactions and Income Recognition

Securities transactions, including related revenue and expenses, are recorded on a trade-date basis and dividends are recorded on an ex-dividend date basis net of foreign withholding taxes and reclaims, if applicable. Interest income and expense is recorded on the accrual basis. Premiums and discounts on debt securities are amortized/accreted to interest income/expense using the interest method. Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities held. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized exchange gain or loss from foreign currency transactions represent net foreign exchange gain or loss from forward foreign currency contracts, disposition of foreign currencies, currency gain or loss realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gain or loss arises from changes in value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

c. Fund Costs

The Fund will bear all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value, including valuation services provided by third parties; costs of insurance; registration expenses; certain organization costs; expenses of meetings of Directors and Members; all costs with respect to communications to Members; and other types of expenses approved by the Directors. Offering costs are charged to capital as incurred.

d. Income Taxes

No provision for the payment of Federal, state or local income taxes has been provided. Each Member is individually required to report on its own tax returns its distributive share of the Fund's taxable income or loss.

In accordance with the accounting guidance provided in the AICPA Audit and Accounting Guide, "Audits of Investment Companies" effective for 2001, the Fund reclassified $283,861 and $3,033,212 from accumulated net investment loss and accumulated net realized loss on investments, equity swaps and foreign currency transactions to net capital contributions. This reclassification was to reflect as an adjustment to net capital contributions the amounts of taxable income or loss that have been allocated to the Fund's Members and had no effect on net assets or Members' capital.

e. Cash and Cash Equivalents

Cash and cash equivalents consist of monies invested in a PNC Bank, NA account which pays money market rates and are accounted for at cost plus accrued interest, which is included in interest receivable on the Statement of Assets, Liabilities and Members' Capital.

f. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3.	PW Admin Fee, Incentive Allocation, Related Party Transactions and Other

PWFA provides certain management and administrative services to the Fund, including, among other things, providing office space and other support services to the Fund. In consideration for such services, the Fund will pay PWFA a monthly fee (the "PW Admin Fee") at an annual rate of 1.25% of the Fund's net assets, excluding assets attributable to the Adviser's capital account. The PW Admin Fee will be paid to PWFA out of Fund assets and debited against the Members' capital accounts, excluding the Adviser. A portion of the PW Admin Fee will be paid by PWFA to RCMLLC.

UBS PaineWebber Inc. ("UBS PWI"), a wholly-owned subsidiary of UBS Americas, Inc., acts as a distributor for the Fund. The Fund also may distribute interests through brokers or dealers with which it has entered into distribution agreements. Sales loads, if any, charged on contributions are debited against the contribution amounts to arrive at a net subscription amount. The sales load does not constitute assets of the Fund.

The Fund may execute portfolio transactions through UBS PWI and its affiliates. During the period ended December 31, 2001, UBS PWI and its affiliates earned brokerage commissions of $141,841 from portfolio transactions executed on behalf of the Fund.

The increase (or decrease) in Members' capital derived from operations (net profit or loss) is initially allocated to the capital accounts of all Members on a pro-rata basis. Generally, at the end of each fiscal year, the Adviser is entitled to an incentive allocation (the "Incentive Allocation") of 20% of the net profits, if any, that would have been credited to the Member's capital account for such period. The Incentive Allocation will be made only with respect to net profits that exceed any net losses previously debited from the account of such Member which have not been offset by any net profits subsequently credited to the account of the Member. The Incentive Allocation for the period ended December 31, 2001 was $25,142 and has been recorded as an increase to the Adviser's capital account.

Each Director who is not an "interested person" of the Fund, as defined by the 1940 Act, receives an annual retainer of $5,000 plus a fee for each meeting attended. Any Director who is an "interested person" does not receive any annual or other fee from the Fund. All Directors are reimbursed by the Fund for all reasonable out of pocket expenses. Total amounts expensed related to Directors by the Fund for the period ended December 31, 2001 were $12,000.

PFPC Trust Company (an affiliate of PNC Bank, NA) serves as custodian of the Fund's assets and provides custodial services for the Fund. PFPC Trust Company entered into a service agreement whereby PNC Bank, NA provides securities clearance functions.

PFPC Inc. (also an affiliate of PNC Bank, NA) serves as Administrator and Accounting Agent to the Fund, and in that capacity provides certain administration, accounting, record keeping, tax and Member related services. PFPC Inc. receives a monthly fee primarily based upon (i) the average net assets of the Fund subject to a minimum monthly fee, and (ii) the aggregate net assets of the Fund and certain other investment funds sponsored or advised by UBS Americas, Inc. or its affiliates. Additionally, the Fund will reimburse certain out of pocket expenses incurred by PFPC Inc.

4.	Securities Transactions

Aggregate purchases and proceeds from sales of investment securities for the period ended December 31, 2001, amounted to $280,397,926 and $236,890,060, respectively. Included in these amounts are purchases and proceeds from securities sold, not yet purchased amounting to $86,102,678 and $103,600,021, respectively.

At December 31, 2001, the tax basis of investments was $43,352,288, resulting in accumulated net unrealized appreciation on investments of $75,924 which consists of $1,868,480 gross unrealized appreciation and $1,792,556 gross unrealized depreciation. The difference between the book and tax basis of investments is primarily attributable to wash sales.

5.	Short-term Borrowings

The Fund has the ability to trade on margin and, in that connection, borrows funds from brokers and banks for investment purposes. Trading in equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying percentages with respect to transactions in foreign markets. The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness. The Fund pledges securities as collateral for the margin borrowings, which are maintained in a segregated account held by the Custodian. The Fund had no borrowings outstanding during the period ended December 31, 2001.

6.	Financial Instruments With Off-balance Sheet Risk or Concentrations of Credit Risk

In the normal course of business, the Fund may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These financial instruments include forward and futures contracts, options, equity swaps and securities sold, not yet purchased. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates.

Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market value of the securities underlying the financial instruments may be in excess of the amounts recognized in the Statement of Assets, Liabilities and Members' Capital.

Securities sold, not yet purchased represents obligations of the Fund to deliver specified securities and thereby creates a liability to purchase such securities in the market at prevailing prices. Accordingly, these transactions result in off-balance sheet risk as the Fund's ultimate obligation to satisfy the sale of securities sold, not yet purchased may exceed the amount indicated in the Statement of Assets, Liabilities and Members' Capital. The cash due from broker is primarily related to securities sold, not yet purchased; its use is therefore restricted until the securities are purchased.

The Fund enters into equity swap contracts whereby the Fund receives appreciation and pays depreciation equal to the change in future value of securities based on a notional amount. The Fund is subject to the market risk associated with changes in the value of the underlying equity securities, as well as exposure to credit risk associated with counterparty nonperformance on swap contracts which is limited to the unrealized gains inherent in such contracts which are recognized in the Statement of Assets, Liabilities and Members' Capital. The unrealized gain or loss, rather than the contract amount, represents the approximate future cash to be received or paid, respectively. At December 31, 2001, due from broker includes approximately $3.9 million paid to the broker related to equity swaps.

The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 2001, the Fund had outstanding forward foreign currency exchange contracts to sell foreign currencies as follows:

                                Value on
Open Foreign Currency           Settlement                                          Unrealized
Sale Contracts                     Date          Current Value        Gain             Loss
_______________________________________________________________________________________________
Euros
    expiring 01/15/02           $2,727,000         $2,759,122        $32,122         $       -
_______________________________________________________________________________________________
Euros
    expiring 01/15/02           $1,635,000         $1,653,127        $18,127         $       -
_______________________________________________________________________________________________
Euros
    expiring 01/15/02           $1,635,000         $1,647,387        $12,387         $       -
_______________________________________________________________________________________________
British Pounds
    expiring 02/15/02           $3,886,118         $3,841,982             -          $(44,l36)
_______________________________________________________________________________________________
                                                                     $ 62.636        $(44.136)
                                                                     =========================

During the period ended December 31, 2001, the Fund did not trade any futures contracts or engage in option transactions.
7.	Financial Highlights The following represents the ratios to average net assets and other supplemental information for the period indicated:

                                                                  Period from
                                                                  July 1, 2001
                                                                (commencement of
                                                                   operations)
                                                                    through
                                                                December 31, 2001
                                                                -----------------
     Ratio of net investment loss to average net assets              -0.84%*
     Ratio of total expenses to average net assets                    2.53%*
     Portfolio turnover rate                                        375.17%
     Total return                                                    -4.09%**
     Net asset value at end of period                          $74,232,659
* **	Annualized.

Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted, after Incentive Allocation to the Adviser, and does not reflect the deduction of sales loads, if any, incurred when subscribing to the Fund. Total returns for a period of less than a full year are not annualized.

UBS PW Tamarack International Fund, L.L.C.

Schedule of Portfolio Investments

December 31, 2001

Shares	Market Value

               COMMON STOCK (83.00%)
               ADVERTISING SERVICES (2.19%)

     935,309   AEGIS GROUP PLC - (United Kingdom)**,(a)               $1,265,973
     510,630   Incepta Group PLC - (United Kingdom)**                    356,725
                                                                      ----------
                                                                       1,622,698
                                                                      ----------
               AIRLINES (2.31%)
     250,830   EasyJet PLC - (United Kingdom)*,**,(a)                  1,713,962
                                                                      ----------

               AUDIO/VIDEO PRODUCTS (1.51%)
      24,448   Sony Corp. - (Japan)**                                  1,117,378
                                                                      ----------

               AUTO - CARS/LIGHT TRUCKS (1.93%)
       3,775   Porsche AG - (Germany)*,**,(a)                          1,434,885
                                                                      ----------

               BEVERAGES - WINES/SPIRITS (0.78%)
       7,443   Pemod Ricard SA - (France)*,**                            576,555
                                                                      ----------

               BREWERY (1.88%)
      68,573   Hartwall Oyj ABP - (Finland)**,(a)                      1,398,178
                                                                      ----------

               BROADCAST SERVICES/PROGRAMMING (3.01%)
     424,681   Hit Entertainment PLC - (United Kingdom)**,(a)          2,234,382
                                                                      ----------

               CELLULAR TELECOMMUNICATIONS (0.42%)
      11,954   VimpelCom - SP - ADR*                                     311,402
                                                                      ----------

               COMMERCIAL BANKS - NON U.S. (4.74%)
     102,005    Bank of Ireland - (Ireland)**,(a)                        965,447
      43,668    Gjensidige NOR Sparebanken - (Norway)**,(a)            1,324,264
       3,655    Julius Baer Holding Ltd. - (Switzerland)* *            1,232,797
                                                                      ----------
                                                                       3,522,508
                                                                      ----------

               COMPUTER SERVICES (0.78%)
     179,765   Getronics NV - (Netherlands)**                            582,613
                                                                      ----------

               COMPUTER SOFTWARE (1.20%)
      33,223   Navision AIS - (Denmark)*,**                              891,208

               CONTAINERS - METAL/GLASS (1.74%)
     236,320   Rexam PLC - (United Kingdom)**                          1,288,927

               DIVERSIFIED MANUFACTURING OPERATIONS
               (2.99%)
     144,602   Bombardier, Inc. - (Canada)* *                          1,494,702
     518,255   Cookson Group PLC - (United Kingdom)**                    724,104
                                                                      ----------
                                                                       2,218,806
                                                                      ----------

               DIVERSIFIED MINERALS (1.52%)
     141,739   Tech Cominco Ltd. - (Canada)**,(a)                      1,129,465

               DIVERSIFIED OPERATIONS/COMMERCIAL
               SERVICES (1.00%)
      26,456   FirstService Corp. - (Canada) *,* *,(a)                   744,658
                                                                      ----------

               ELECTRIC INTEGRATED (2.36%)
      17,023   E.On AG - (Germany)**                                     881,828
      80,000   Public Power Corp. - (Greece)*,**                         867,583
                                                                      ----------
                                                                       1,749,411
                                                                      ----------

               ELECTRONIC COMPONENTS - MISCELLANEOUS
               (1.10%)
     151,713   Minebea Co., Ltd. - (Japan)**                             817,255
                                                                      ----------

               ELECTRONIC COMPONENTS - SEMICONDUCTORS
               (2.84%)
     304,141   ARM Holdings PLC - (United Kingdom)*,**                 1,589,116
       4,219   Esec Holding AG - (Switzerland)*,**,(a)                   520,930
                                                                       2,110,046
                                                                      ----------

               FINANCE - INVESTMENT BANKERJBROKER (2.32%)
      66,978   Close Brothers Group PLC - (United Kingdom)*,**           784,719
      32,747   Van Der Moolen Holding NV - (Netherlands)**               940,319
                                                                      ----------

               FOOD - MISCELLANEOUS/DIVERSIFIED (1.47%)
       5,124   Nestle SA - (Switzerland)**,(a)                         1,092,518
                                                                      ----------
               FOOTWEAR & RELATED APPAREL (1.06%)
      19,296   Tod's SpA - (Italy)*,**                                   790,313
                                                                      ----------
               MACHINERY - GENERAL INDUSTRY (0.66%)
      18,314   Muehlbauer Holding AG & CO. - (Germany)**                 489,191
                                                                      ----------
               MEDICAL DRUGS (5.14%)
      30,087   Altana AG - (Germany) **,(a)                            1,500,171
      19,774   Aventis SA - (France)* *,(a)                            1,404,103
       1,044   Serono SA Class B - (Switzerland) **                      911,140
                                                                      ----------
                                                                       3,815,414
                                                                      ----------

               METAL - ALUMINUM (1.41%)
      20,324   Pechiney SA - (France)**                                1,047,759
                                                                      ----------

               MONEY CENTER BANKS (2.76%)
      34,064   Credit Suisse Group - (Switzerland)**                   1,452,596
      17,748   KBC Bankverzekeringsholdings - (Belgium)* *               595,751
                                                                      ----------
                                                                       2,048,347

               MULTI-LINE INSURANCE (2.38%)
      57,537   Axa - (France)**                                        1,202,359
       2,405   Zurich Financial Services AG - (Switzerland)*,**          564,207
                                                                      ----------
                                                                       1,766,566
                                                                      ----------

               MULTIMEDIA (1.96%)
      45,801   The News Corp. Ltd - ADR                                1,456,930

               OIL COMPANY - INTEGRATED (1.28%)
      75,817   Eni SpA - (Italy)**,(a)                                   950,480

               PAPER & RELATED PRODUCTS (1.52%)
     154,820   Abitibi - Consolidated, Inc. - (Canada)**,(a)           1,127,985
                                                                      ----------

               PUBLIC THOROUGHFARES (1.38%)
     241,750   Brisa-auto Estradas De Portugal SA - (Portugal)**,(a)   1,024,583
                                                                      ----------

               PUBLISHING - PERIODICALS (1.24%)
     128,351   Eniro AB - (Sweden)*,**,(a)                               917,694
                                                                      ----------

               QUARRYING (0.88%)
     506,090   Aggregate Industries PLC - (United Kingdom)**             650,023
                                                                      ----------

               REINSURANCE (1.70%)
      25,957   Converium Holding AG - (Switzerland)*,**                1,261,665
                                                                      ----------

               RENTAL AUTO/EQUIPMENET (1.27%)
     397,701   Avis Europe PLC - (United Kingdom)**,(a)                  943,475
                                                                      ----------

               RETAIL BUILDING PRODUCTS (1.56%)
      22,435   Castorama Dubois Investissement SA - (France)**,(a)     1,155,589
                                                                      ----------

               RETAIL COMPUTER EQUIPMENT (2.26%)
     842,125   Electronics Boutique PLC - (United Kingdom)**,(a)       1,679,126
                                                                      ----------

               RETAI - MISCELLANEOUS/DIVERSIFIED (1.39%)
      90,730   Koninldijke Vendex KBB NV - (Netherlands)**             1,032,418
                                                                      ----------

               RUBBER - TIRES (1.63%)
      91,798   Continental AG - (Germany)**,(a)                        1,213,762
                                                                      ----------

               SEMICONDUCTOR EQUIPMENT (1.49%)
      64,693   ASML Holding NV*                                        1,103,016

               STEEL - PRODUCERS (1.79%)
       8,588   Acerinox SA - (Spain)**                                   287,128
     106,579   SSAB Svenskt Stal AB - (Sweden)**,(a)                   1,041,437
                                                                      ----------
                                                                       1,328,565
                                                                      ----------

               TELECOMMUNICATIONS EQUIPMENT (4.55%)
     143,533   LGP Telecom Holdings Ltd. - (Sweden)**                  1,060,451
      70,908   Nokia Corp. - ADR                                       1,739,373
      22,328   Nokia Oyj - (Finland)**                                   575,734
                                                                      ----------
                                                                       3,375,558

               TELEPHONE - INTEGRATED (2.81%)
     410,013   Koninldijke (Royal) KPN NV - (Netherlands)**            2,084,527
                                                                      ----------

               TOBACCO (0.93%)
      40,442   Altadis, SA - (Spain)**,(a)                               687,765
                                                                      ----------

               TRANSPORTATION - MARINE (0.41%)
      29,484   Frontline, Ltd. - (Norway)**                              305,711
                                                                      ----------

               TRANSPORTATION - RAIL (1.45%)
      53,600   Canadian Pacific Railway Ltd. - (Canada)*,**,(a)        1,077,869
                                                                      ----------

               TOTAL COMMON STOCK (COST $59,147,640)                  61,616,224

               COMMON STOCK SOLD. NOT YET PURCHASED
               ((24.50)%)
               APPAREL MANUFACTURERS ((0.74)%)
      25,776   Hugo Boss AG - (Germany)*,**                             (549,432)
                                                                      ----------

               AUTO - CARS/LIGHT TRUCKS ((0.84)%)
      14,427   DaimlerChrysler AG - (Germany)*,**                       (621,078)
                                                                      ----------

               AUTOMOBILES - MEDIUM & HEAVY DUTY TRUCKS
               ((0.73)%)
      32,500   Volvo AB - (Sweden)*,**                                  (545,297)

               AUTOMOTIVE/TRUCK PARTS & EQUIPMENT
               ((1.72)%)
      11,502   Faurecia - (France)*,**                                  (604,226)
      10,579   Magna International, Inc. - Class A - (Canada)*,**       (670,027)
                                                                      ----------
                                                                      (1,274,253)

               CHEMICALS - SPECIALTY ((0.51)%)
      46,945   Rhodia SA - (France)*,**                                 (375,353)
                                                                      ----------

               COMPUTER SERVICES ((0.74)%)
       8,434   Atos Origin SA - (France)*,**                            (552,319)
                                                                      ----------

               DISTRIBUTION/WHOLESALE ((0.66)%)
      12,153   Medion AG - (Germany)*,**                                (491,154)
                                                                      ----------

               DIVERSIFIED OPERATIONS ((0.79)%)
       4,580   LVMH Moet Hennessy Louis Vuitton SA - (France)*,**       (186,361)
      16,146   Preussag AG - (Germany)*,**                              (396,778)
                                                                      ----------
                                                                        (583,139)

               FOOD - DAIRY PRODUCTS ((1.04)%)
      33,093   Koninklijke Numico NV - (Netherlands)*,**                (771,400)
                                                                      ----------

               FOOD - RETAIL ((1.86)%)
      14,893   Carrefour SA - (France)*,**                              (774,406)
     166,616   Tesco PLC - (United Kingdom)*,**                         (603,813
                                                                      ----------
                                                                      (1,378,219)
                                                                      ----------

               HUMAN RESOURCES ((1.42)%)
      10,305   Adecco SA - (Switzerland)*,* *                           (560,159)
      37,408   Randstad Holdings NV - (Netherlands) *, **               (497,610)
                                                                      ----------
                                                                      (1,057,769)
                                                                      ----------

               INSTRUMENTS - SCIENTIFIC ((1.05)%)
      19,994   Card Guard Scientific Survival Ltd. -
               (Switzerland)*,**                                        (777,342)
                                                                      ----------
               MACHINE TOOLS & RELATED PRODUCTS ((0.79)%)
      27,578   Sandvik AB - (Sweden)*,**                                (590,224)

               MEDICAL - BIOMEDICAL/GENETICS ((0.72)%)
      28,522   Qiagen NV - ~Netherlands)*,**                            (533,302)
                                                                      ----------

               METAL PROCESSORS & FABRICATION ((0.61)%)
      22,900   SKF AB - (Sweden)*,**                                    (449,718)
                                                                      ----------

               MULTI-LINE INSURANCE ((0.94)%)
      96,352   Skandia Forsakrings AB - (Sweden)*,**                    (698,090)
                                                                      ----------

               PAPER & RELATED PRODUCTS ((0.76)%)
      17,060   UPM-Kymmene OYJ - (Finland)*,**                          (565,821)
                                                                      ----------

               POWER CONVERTERS/SUPPLY EQUIPMENT
               ((0.94)%)
      25,553   Vestas Wind Systems A/S - (Denmark)*,**                  (697,700)
                                                                      ----------

               PROPERTY/CASUALTY INSURANCE ((0.75)%)
      97,325   Yasuda Fire & Marine Insurance Co., Ltd. - (Japan)*,**   (556,949)
                                                                      ----------

               RETAIL - MAJOR DEPARTMENT STORE ((1.31)%)
     148,851   The Daimaru, Inc. - (Japan)*,**                          (598,539)
      71,509   MARKS & SPENCER PLC - (UNITED KINGDOM)*,**               (375,711)
                                                                      ----------
                                                                        (974,250)
                                                                      ----------

               SECURITY SERVICES ((0.81)%)
     31,766    Securitas AB - (Sweden)*,**                              (602,633)
                                                                      ----------

               TELECOMMUNICATIONS EQUIPMENT ((i.02)%)
     76,143    GN Store Nord A/S - (Denmark)*,**                        (455,924)
     57,536    Telefonaktiebolaget LM Ericsson - ADR*                   (300,338)
                                                                        (756,262)
                                                                      ----------

               TELECOMMUNICATIONS SERVICES ((2.57)%)
     11,164    Kudelski SA - (Switzerland)*,**                          (652,240)
     23,145    Tele2 AB - B Shares - (Sweden)*,**                       (834,039)
     46,946    Tiscali SPA - (Italy)*,**                                (425,520)
                                                                      ----------
                                                                      (1,911,799)

               TELEPHONE - INTEGRATED ((0.39)%)
     57,148    Koninklijke (Royal) KPN NV - (Netherlands)*,**           (290,543)

               TRANSPORTATION-RAIL ((0.79) %)
    157,631    Odakyu Electric Railway Co., Ltd. - (Japan)*,**          (584,531)
                                                                      ----------

               TOTAL COMMON STOCK SOLD, NOT YET PURCHASED            (18,188,577)
               (PROCEEDS $(17,336,708))

               TOTAL INVESTMENTS-- 58.50% (COST $41,810,932)          43,427,647
                                                                      ----------
               OTHER ASSETS IN EXCESS OF LIABILITIES--41.50%          30,805,012
                                                                      ----------
               TOTAL NET ASSETS-- 100.00%                           $ 74,232,659
                                                                      ==========

*    Non-income producing security
**   Foreign security market value quoted in U.S. Dollars at prevailing exchange rates.
(a)  Partially or wholly held ($12,368,991, total market value) in a pledged account by the Custodian as collateral for securities sold, not yet purchased.

The preceding notes are an integral part of these financial statements.

          EQUITY SWAPS

                                                 Market     Notional   Unrealized     Unrealized   % of Net
Country   Security Name    Maturity Dates       Exposure    Amounts      Gain          Loss       Assets

Taiwan    Aurora Corp.     December 20, 2002   $ 643,060   $ 663,922   $    -      $   (20,862)     -0.03%
Taiwan    Avision, Inc.    December 20, 2002     528,391     527,868        523             -        0.00%
Taiwan    Enlight Corp.    December 20, 2002     284,250     313,470        -          (29,220)     -0.04%
Taiwan    Enlight Corp.    December 31, 2002     284,249     284,755        -             (506)      0.00%
Taiwan    Enlight Corp.    January 7, 2003       265,887     263,234      2,653            -         0.00%
Taiwan    Mercuries Data   December 20, 2002     513,860     527,800        -          (13,940)     -0.02%
Taiwan    Yageo Corp.      December 31, 2002     369,414     345,439      23,975           -         0.03%
Taiwan    Yageo Corp.      January 3, 2003       199,085     186,678      12,407           -         0.02%
Taiwan    Yageo Corp.      January 7, 2003       264,710     257,676       7,034                     0.01%
                                                                       ------------------------------------
          TOTAL EQUITY SWAPS (COST $0)                                 $  46,592    $  (64,527)      -0.02%
                                                                       =========    ===========     =======

                                                             December 31, 2001

                                                                      PERCENTAGE
COMMON STOCK                                      MARKET VALUE        OF NET ASSETS

UNITED KINGDOM                                    $ 13,230,532           17.82%
SWITZERLAND                                          7,035,852            9.48%
NETHERLANDS                                          5,742,893            7.74%
CANADA                                               5,574,679            7.51%
GERMANY                                              5,519,836            7.44%
FRANCE                                               5,386,366            7.26%
FINLAND                                              3,713,285            5.00%
SWEDEN                                               3,019,582            4.06%
JAPAN                                                1,934,633            2.61%
ITALY                                                1,740,793            2.34%
NORWAY                                               1,629,976            2.20%
AUSTRALIA                                            1,456,930            1.96%
PORTUGAL                                             1,024,583            1.38%
SPAIN                                                  974,893            1.31%
IRELAND                                                965.447            1.30%
DENMARK                                                891,208            1.20%
GREECE                                                 867,583            1.17%
BELGIUM                                                595,751            0.80%
RUSSIA                                                 311,402            0.42%
________________________________________________________________________________

EQUITY SWAPS

TAIWAN                                                 (17,935)          -0.02%
_______________________________________________________________________________
COMMON STOCK SOLD, NOT YET PURCHASED

SWEDEN                                              (4,020,339)          -5.42%
FRANCE                                              (2,492,666)          -3.36%
NETHERLANDS                                         (2,092,855)          -2.82%
GERMANY                                             (2,058,441)          -2.77%
SWITZERLAND                                         (1,989,741)          -2.68%
JAPAN                                               (1,740,019)          -2.34%
DENMARK                                             (1,153,624)          -1.55%
UNITED KINGDOM                                        (979,524)          -1.33%
CANADA                                                (670,027)          -0.90%
FINLAND                                               (565,821)          -0.76%
ITALY                                                 (425,520)          -0.57%
_______________________________________________________________________________

TOTAL COMMON STOCK SOLD, NOT YET PURCHASED          (18,188,577)        -24.50%
_______________________________________________________________________________

OTHER ASSETS IN EXCESS OF LIABILITIES                30,822,947          41.52%
_______________________________________________________________________________

TOTAL NET ASSETS                                   $ 74,232,659         100.00%
_______________________________________________________________________________

The preceding notes are an integral part of these financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIRECTORS AND OFFICERS (UNAUDITED)
Information pertaining to the Directors and officers of the Fund is set forth below. The statement of additional information (SAl) includes additional information about the Directors and is available without charge, upon request, by calling UBS PaineWebber's Alternative Investment Group at 800-580-2359.

Name, Age, Address and Position(s) With Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Trusteeships/ Directorships Held by Director Outside Fund Company

DISINTERESTED DIRECTORS

Meyer Feldberg, (59) UBS PaineWebber, Inc. 1285 Avenue of the Americas New York, NY 10019 Director	Term-- Indefinite Length--since Inception	Dean and Professor of Mgmt of Graduate School of Business, Columbia University	58	Director of: Primedia, Inc., Federated Department Stores, Inc., Revlon, Inc. and Select Medical, Inc.

George W. Gowen, (72) UBS PaineWebber, Inc. 1285 Avenue of the Americas New York, NY 10019 Director	Term-- Indefinite Length--since Inception	Law Partner for Dunnington, Bartholow & Miller	58	None

M. Cabell Woodward, Jr., (73) UBS PaineWebber, Inc. 1285 Avenue of the Americas New York, NY 10019 Director	Term-- Indefinite Length--since June2001	Retired	12	None

INTERESTED DIRECTOR

E. Garrett Bewkes, Jr., (75) UBS PaineWebber, Inc. 1285 Avenue of the Americas New York, NY 10019 Director	Term-- Indefinite Length--since Inception	Consultant to UBS PaineWebber Inc., since May 1999 Director of PaineWebber Inc., prior to November 2000	58	Director of Interstate Bakeries Corporation

OFFICER(S) WHO ARE NOT DIRECTORS

Kevin Treacy, (41) UBS PaineWebber, Inc. 1285 Avenue of the Americas New York, NY 10019 Principal Accounting Officer	Term-indefinite Length-since September 2001	First Vice President/ CFO of
UBS PaineWebber Inc.,
Alternative
Investment Group, Since
September 2001
Prior to September 2001, CFO -
Redwolf Capital Management LLC,
Hedge Fund Manager
Prior to April 1999, Vice President of
Finance for John W. Henry & Co.,
Commodity Trading Adviser	N/A	N/A

Mark D. Goldstein, (37) UBS PaineWebber, Inc. 1285 Avenue of the Americas New York, NY 10019 Secretary	Term-Indefinite Length- Since October 2000	Senior Associate General Counsel and First Vice President of UBS PaineWebber Inc., since May 1998 Prior to May 1998, Associate of Schulte Roth & Zabel	N/A	N/A

1For the duration of the term of the Fund, unless his status as a Director shall be sooner terminated by death, adjudicated incompetent, voluntarily withdraw, physically unable to perform duties, removed either by vote or written consent of at least two-thirds of the Directors or vote or written consent of Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members.

Of the 58 funds/portfolios in the complex, 46 are advised by an affiliate of UBS PaineWebber Inc., and 12 comprise UBS PaineWebber's Alternative Investment Group of Funds.

CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors" and to the use of our report dated February 14, 2002, included in the Registration Statement (Form N-2 Nos. 333-58432 and 811-10341) and related Prospectus of UBS PW Tamarack International Fund, L.L.C. for the registration of limited liability company interests.

                                  ERNST & YOUNG LLP

New York, New York
April 18, 2002